LCNB Operations Center, Lebanon OH Investor Presentation November 29, 2023 NASDAQ: LCNB Strategic Acquisition of Eagle Financial Bancorp, Inc.

Forward Looking This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: • changes in competitive and market factors that might affect our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition or investment transactions; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • targeted or estimated returns on assets and equity, growth rates and future asset levels; • our ability to attract deposits and other sources of liquidity and capital; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; • changes in our capital structure resulting from future capital offerings or acquisitions; • inflation, interest rate, securities market and monetary fluctuations; • the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law. • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; • volatility in the credit and equity markets and its effect on the general economy; • the potential for customer fraud; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and • material differences in the actual financial results of merger and acquisition activities compared with expectations. L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F E A G L E F I N A N C I A L B A N C O R P , I N C . P A G E 2 Forward Looking

LCNB CORP.

Transaction Highlights

A strategic acquisition creating the leading community banking institution in Greater Cincinnati

Strong Strategic Fit

- Expands LCNB's branch footprint in Cincinnati
- Complements the acquisition of Cincinnati Bancorp, Inc. ("CNNB") which closed on November 1, 2023, expanding LCNB's presence in Cincinnati and Northern Kentucky
- Enables significant cross-selling and growth potential within LCNB's Wealth and Lending lines of business, as well as for LCNB's commercial deposit accounts and treasury management solutions

Financially Compelling

- Continues to diversify LCNB's revenue streams
- Accretive to EPS, excluding any upside from identified revenue synergies
  - Modestly accretive to 2024 EPS assuming a second quarter closing
  - 11%+ accretive in each of the following years (2025 & 2026)
- Manageable tangible book value dilution of 2.4% at closing with an earnback period of approximately 2.1 years using the crossover method[1]

Culturally Aligned

- LCNB and EAGLE.bank management teams' vision of community banking and service to their communities are in strong alignment
- Extensive due diligence process conducted over a six-month period
- EAGLE.bank has 135+ years of serving the Cincinnati area with conservative banking practices
- Compatible corporate cultures focused on relationship-based banking, commitment to the community, and creating significant long-term shareholder value

[1] Assuming the removal of all purchase accounting adjustments for rate marks (AOCI, securities, loans, and deposits) the deal would be immediately accretive to tangible book value

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 3

LCNB CORP.

Strategic Acquisition of Eagle Financial Bancorp, Inc.

LCNB has grown to become one of the largest community banks in Ohio

Eagle Financial Bancorp, Inc. Overview

- Community banking focused institution founded in 1882
- Headquartered in Cincinnati, Ohio with a main office and two branch offices located in Hamilton County, Ohio
- Complements LCNB's existing Southern Ohio presence
- Dedicated to mortgages and helping home buyers

Financial Highlights

As of Sept. 30, 2023 ($mils)	**EFBI**	**CNNB**	**LCNB**
Total Assets	$175.8	$311.1	$1,981.7
Total Loans (Excl. HFS)	$140.8	$267.5	$1,458.4
Total Deposits	$135.0	$214.4	$1,616.9
Loan to Deposit Ratio	104.3%	124.8%	90.2%
TCE / TA	14.95%	12.27%	7.36%
MRQ Net Interest Margin	2.69%	2.18%	3.04%
YTD ROAA	0.07%	0.11%	0.92%
YTD ROATCE	0.45%	0.88%	12.50%
YTD NCOs / Average Loans	0.00%	0.00%	0.01%
YTD Efficiency Ratio	97.3%	95.5%	68.7%

Note: YTD ROAA and ROATCE based on core performance, if available, and excludes reported securities gains (losses), nonrecurring items and intangible amortization expense.

Source: S&P Capital IQ Pro

Total Assets ($000s)


$142,788
$160,445
$174,849
$173,723
$175,765
2019
2020
2021
2022
YTD 9/23

Total Deposits ($000s)


$111,991
$128,440
$141,527
$132,825
$134,974
2019
2020
2021
2022
YTD 9/23

EAGLE Financial Bancorp, Inc.

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 4

Expands Presence in Greater Cincinnati

Operating in robust, growing Ohio markets

Cincinnati MSA Deposit Market Share (Top 15) [1]

2023 Rank	Institution	Offices	Deposits in Market ($000)	Market Share
1	U.S. Bank National Association	69	103,832,261	53.72%
2	Fifth Third Bank, National Association	100	50,370,657	26.06%
3	PNC Bank, National Association	48	8,403,292	4.35%
4	First Financial Bank	47	5,617,959	2.91%
5	The Huntington National Bank	36	4,497,305	2.33%
6	JPMorgan Chase Bank, National Association	34	3,593,479	1.86%
7	Truist Bank	14	1,780,418	0.92%
	Pro Forma	**25**	**1,372,114**	**0.71%**
8	Heritage Bank, Inc.	19	1,340,013	0.69%
9	Union Savings Bank	14	1,335,517	0.69%
10	**LCNB National Bank***	**22**	**1,235,039**	**0.64%**
11	Keybank National Association	19	1,199,185	0.62%
12	Bank of America, National Association	15	1,010,143	0.52%
13	The North Side Bank and Trust Company	9	803,684	0.42%
14	Guardian Savings Bank	10	774,089	0.40%
15	Peoples Bank	19	613,888	0.32%
34	**EAGLE.bank**	**3**	**137,075**	**0.07%**
	Total for Institutions in Market	**619**	**193,299,114**	**100%**

[1] As of June 30, 2023, and includes deposits of Cincinnati Federal



Piqua
Greenville
Urbana
Troy
Springfield
Dublin
Hilliard
Upper Arlington
Westerville
Gahanna
Columbus
Grove City
London
Huber Heights
Fairborn
Dayton
Beavercreek
Xenia
Centerville
Middletown
Hamilton
Forest Park
Mason
Washington Court House
Greenfield
Chillicothe
Wilmington
Hillsboro
Batavia
Covington
Independence
LCNB Branch
CNNB Branch
Eagle Branch



Cincinnati Counties
Dayton Counties
Columbus Counties
Micropolitan Counties

Fastest Growing Ohio Counties

LCNB's markets include 9 of the top 10 fastest growing counties in Ohio according to www.stacker.com

Source: S&P Capital IQ Pro

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 5

Financially Compelling Transaction

Transaction provides an immediate benefit to LCNB with flexibility to the combined balance sheet

Transaction Consideration	➢ $23.1 million in aggregate or $17.73 blended price per share [1] ➢ Fixed exchange ratio of 1.1401 shares of LCNB stock or a fixed cash consideration of $19.10 per share for each common share outstanding ➢ Consideration mix: 60-70% of shares exchanged for stock / 30-40% of shares exchanged for cash; determined by election of EFBI shareholders
Valuation Multiples and Pro Forma Metrics [1]	Note: The pricing and pro forma results below assume a 60% stock/40% cash consideration mix – no material difference with 70% stock/30% cash ➢ Price / TBV: 91% ➢ Price / LTM Earnings: NM ➢ Pay-to-Trade Ratio: 79% ➢ Accretive to EPS, excluding any upside from identified revenue synergies • Modestly accretive to 2024 EPS, assuming a second quarter 2024 closing • ~11.5% accretive in 2025 and 11.1% accretive in 2026 ➢ Manageable tangible book value dilution of 2.4% at closing with an earnback period of approximately 2.1 years using the crossover method (immediately accretive to tangible book value excluding rate-related purchase accounting adjustments)
Key Transaction Assumptions	➢ Gross credit mark of 1.2% or $1.74 million (0.2% or $290k pre-tax PCD credit mark, 0.5% or $725k pre-tax non PCD credit mark) and 0.5% or $725k pre-tax non PCD CECL reserve ➢ One-time pre-tax transaction and integration expenses of approximately $6.4 million ➢ After integration with CNNB, cost savings are expected to be at least 50% of EFBI's noninterest expense ➢ Loan interest rate mark of 6.0% of gross loans or $8.4 million accreted over 5 years ➢ Core deposit intangible of 2.0% of non-time deposits, amortized straight line over 7 years ➢ Additional securities mark of $158k, deposit mark on CDs of $1.3 million and no fixed asset write-ups ➢ Opportunity cost of cash of 5.0%
Capital	➢ Remain well-capitalized under regulatory guidelines ➢ Pro forma consolidated TCE / TA ratio of 7.1%
Closing & Other	➢ Following the merger, Patricia L. Walter, President of Eagle Financial Bancorp, Inc. and EAGLE.bank, will join LCNB as an Executive Vice President ➢ Expected to close in the second quarter of 2024 ➢ Subject to regulatory approvals, EFBI shareholder approval and other customary closing conditions

[1] Based on the LCNB closing stock price of $14.65 on November 28, 2023

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 6

Pro Forma Financial Impact

The pricing and pro forma results below assume a 60% stock/40% cash consideration mix

Key Financial Metrics [1]

- 11.5% 2025 EPS Accretion
- 11.1% 2026 EPS Accretion
- 2.1 Years TBV Earnback
- 2.4% Pro Forma/TBV Dilution at Closing
- 7.1% Pro Forma Consolidated TCE / TA

Key Financial Metrics – Excluding Marks and AOCI [2]

- 5.9% 2025 EPS Accretion
- 5.9% 2026 EPS Accretion
- Immediately Accretive to TBV
- No TBV Dilution at Closing
- 7.3% Pro Forma Consolidated TCE / TA

Assumed Pro Forma Bank Regulatory Capital at Close

- 8.6% Leverage Ratio
- 11.0% Total Risk Based Capital Ratio

Transaction Multiples

- **91%** Price / TBV
- **79%** Pay-to-Trade Ratio
- **$23.1 Million** Aggregate Deal Value

[1] Modestly accretive to 2024 EPS assuming a second quarter 2024 closing date
[2] Assumes removal of all purchase accounting adjustments for rate marks (AOCI, securities, loans, and deposits) to illustrate the earnback excluding timing related adjustments

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 7

Pro Forma Loan Composition

Strong pro forma loan portfolio with additional room for balance sheet optimization

LCNB National Bank



Farm & Ag.
3.4%
Construction
7.6%
Commercial
8.6%
Consumer & Other
1.9%
1-4 Family
21.5%
MultiFamily & CRE
57.0%

Cincinnati Federal



Commercial
0.1%
Construction
2.1%
Consumer & Other
0.1%
MultiFamily & CRE
35.5%
1-4 Family
62.2%

EAGLE.bank



Commercial
5.5%
Consumer & Other
5.7%
MultiFamily & CRE
22.3%
1-4 Family
66.6%

Pro Forma Bank



Farm & Ag.
2.6%
Construction
6.6%
Commercial
7.2%
Consumer & Other
1.5%
1-4 Family
30.9%
MultiFamily & CRE
51.2%

LCNB National Bank	($000s)	% of Total
1-4 Family	$313,841	21.5%
MultiFamily & CRE	$830,772	57.0%
Commercial	$125,882	8.6%
Construction	$111,078	7.6%
Farm & Ag.	$49,565	3.4%
Consumer & Other	$27,265	1.9%
Total	$1,458,403	100.0%
MRQ Porfolio Yield		4.93%

Cincinnati Federal	($000s)	% of Total
1-4 Family	$170,063	62.2%
MultiFamily & CRE	$97,245	35.5%
Commercial	$224	0.1%
Construction	$5,741	2.1%
Farm & Ag.	$0	0.0%
Consumer & Other	$306	0.1%
Total	$273,579	100.0%
MRQ Porfolio Yield		4.66%

EAGLE.bank	($000s)	% of Total
1-4 Family	$95,360	66.6%
MultiFamily & CRE	$31,928	22.3%
Commercial	$8,150	5.7%
Construction	$7,810	5.5%
Farm & Ag.	$0	0.0%
Consumer & Other	$0	0.0%
Total	$143,248	100.0%
MRQ Porfolio Yield		4.41%

Pro Forma	($000s)	% of Total
1-4 Family	$579,264	30.9%
MultiFamily & CRE	$959,945	51.2%
Commercial	$134,256	7.2%
Construction	$124,629	6.6%
Farm & Ag.	$49,565	2.6%
Consumer & Other	$27,571	1.5%
Total	$1,875,230	100.0%
MRQ Porfolio Yield		4.85%

Note: Call report data as September 30, 2023. Includes loans held for sale.

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC.

PAGE 8

Pro Forma Deposit Composition

Strong pro forma funding profile with additional room for balance sheet optimization

LCNB National Bank



Jumbo Time (>$100k) 7.0%
Retail Time (<$100k) 7.7%
Transaction Accts. 21.1%
MMDA & Savings 64.2%

Cincinnati Federal



Jumbo Time (>$100k) 28.1%
Transaction Accts. 20.6%
Retail Time (<$100k) 14.8%
MMDA & Savings 36.5%

EAGLE.bank



Jumbo Time (>$100k) 23.4%
Transaction Accts. 24.4%
Retail Time (<$100k) 17.3%
MMDA & Savings 34.9%

Pro Forma Bank



Jumbo Time (>$100k) 10.5%
Retail Time (<$100k) 9.1%
Transaction Accts. 21.3%
MMDA & Savings 59.1%

LCNB National Bank	($000s)	% of Total
Transaction Accts.	$341,086	21.1%
MMDA & Savings	$1,038,114	64.2%
Retail Time (<$100k)	$124,552	7.7%
Jumbo Time (>$100k)	$113,575	7.0%
Total	$1,617,327	100.0%
MRQ Cost of Total Deposits		1.09%
MRQ Cost of Funds		1.12%

Cincinnati Federal	($000s)	% of Total
Transaction Accts.	$44,202	20.6%
MMDA & Savings	$78,320	36.5%
Retail Time (<$100k)	$31,679	14.8%
Jumbo Time (>$100k)	$60,226	28.1%
Total	$214,427	100.0%
MRQ Cost of Total Deposits		2.13%
MRQ Cost of Funds		2.87%

EAGLE.bank	($000s)	% of Total
Transaction Accts.	$33,110	24.4%
MMDA & Savings	$47,441	34.9%
Retail Time (<$100k)	$23,510	17.3%
Jumbo Time (>$100k)	$31,866	23.4%
Total	$135,927	100.0%
MRQ Cost of Total Deposits		1.54%
MRQ Cost of Funds		1.83%

Pro Forma	($000s)	% of Total
Transaction Accts.	$418,398	21.3%
MMDA & Savings	$1,163,875	59.1%
Retail Time (<$100k)	$179,741	9.1%
Jumbo Time (>$100k)	$205,667	10.5%
Total	$1,967,681	100.0%
MRQ Cost of Total Deposits		1.23%
MRQ Cost of Funds		1.39%

Note: Call report data as of September 30, 2023

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 9

788.6 932.3 1,108.1 1,280.5 1,306.8 1,295.6 1,636.9 1,639.3 1,745.9 1,903.6 1,919.1 2,468.6 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q2023 P A G E 1 0 Experienced Acquiror & Organic Growth Model LCNB has a consistent track record of growing both organically and through strategic acquisition • Will have completed 6 bank acquisitions since 2012, including the most recent acquisition of Cincinnati Bancorp, Inc., which closed on November 1, 2023 • Grew assets organically since 2018 with a compound annual growth rate of ~5.0% First Capital Bancshares, Inc. / Citizens National Bank of Chillicothe Eaton National Bank & Trust Co. BNB Bancorp, Inc. / Brookville National Bank Columbus First Bancorp, Inc. / Columbus First Bank Total Asset Growth ($MM) Cincinnati Bancorp, Inc. / Cincinnati Federal (Closed Nov. 1, 2023) Eagle Financial Bancorp, Inc. / EAGLE.bank (Pending) L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F E A G L E F I N A N C I A L B A N C O R P , I N C .

Transaction Summary

*LCNB is focused on moving **Further Together** to create value for all the Company's stakeholders*

- ✓ *Further expands LCNB's branch footprint in the dynamic Cincinnati market*
- ✓ *Enables significant cross-selling and growth potential within LCNB's Wealth and Lending lines of business, as well as for LCNB's commercial deposit accounts and treasury management solutions*
- ✓ *Opens the door to a considerable amount of additional lending opportunities with EAGLE.bank's existing loan customers due to LCNB's larger legal lending limit*
- ✓ *Continues to diversify LCNB's revenue streams*
- ✓ *Immediately accretive to earnings per share with manageable tangible book value dilution*
- ✓ *Historically strong credit culture, similar credit profiles and underwriting disciplines*
- ✓ *Compatible corporate cultures focused on relationship-based banking, commitment to the community and creating significant long-term shareholder value*
- ✓ *Builds on LCNB's proven acquisition strategy*

LCNB CORP. | STRATEGIC ACQUISITION OF EAGLE FINANCIAL BANCORP, INC. PAGE 11

12 lcnbcorp.com NASDAQ: LCNB LCNB National Bank | lcnb.com 2 N. Broadway Lebanon, OH 45036 Member FDIC | Equal Housing Lender #furthertogether